Alpine Municipal Money Market Fund
Alpine Tax Optimized Income Fund
Adviser Class
Each a series of Alpine Income Trust

Supplement Dated October 11, 2007 to the
Prospectus dated February 28, 2007

ALPINE MUNICIPAL MONEY MARKET FUND

On September 24, 2007, the Board of Trustees of the Trust (the “Board”) approved the closing of the Adviser Class of the Alpine Municipal Money Market Fund.

Existing Adviser Class shareholders of the Alpine Municipal Money Market Fund may exchange their shares for Investor Class shares of the Alpine Municipal Money Market Fund by calling the Alpine Municipal Money Market Fund at 1-888-785-5578.  An exchange between share classes in the same fund is not considered a taxable event.  If the Alpine Municipal Money Market Fund has not received your exchange request or other instruction by November 30, 2007, your Adviser Class shares will be converted automatically to Investor Class shares on December 1, 2007.  If you are currently enrolled in and purchase Adviser Class shares through the Automatic Investment Plan (“AIP”), after the exchange, you will automatically begin purchasing Investor Class shares through the AIP under the same terms and conditions.

ALPINE TAX OPTIMIZED INCOME FUND

On September 24, 2007, the Board approved changing the name of the Alpine Tax Optimized Income Fund to the Alpine Ultra Short Tax Optimized Income Fund.

In addition, on September 24, 2007, the Board approved the addition of a 50 basis points sales charge (load) to be imposed on all purchases of shares of the Adviser Class of the Alpine Tax Optimized Income Fund.

Therefore, the “About the Funds - Alpine Ultra Short Tax Optimized Income Fund, Fees and Expenses, Shareholder Fees” section on page 7 of the Prospectus of the Adviser Class of the Alpine Ultra Short Tax Optimized Income Fund has been revised to reflect the following:

Maximum Sales Charge (Load) Imposed on Purchases0.50%

The “How to Buy Shares” section on page 13 of the Prospectus has been amended, in part, as set forth below:

You may purchase shares of the Funds on any day the NYSE is open.  The minimum initial investment in each Fund is $2,500.  The minimum may be waived in certain situations.  There is no minimum for subsequent investments.  Shares of the Alpine Municipal Money Market Fund will be issued at the net asset value per share next computed after the receipt of your purchase request in good order by the Fund’s transfer agent (the “Transfer Agent”) or your financial intermediary, together with payment in the amount of the purchase.  Shares of the Alpine Ultra Short Tax Optimized Income Fund will be issued at a price which is equal to the sum of the net asset value per share next computed after the receipt of your purchase request in good order by the Fund’s Transfer Agent or your financial intermediary plus the 0.50% sales charge (load), together with payment in the amount of the purchase.  No sales charge is imposed on the reinvestment of dividends.  Stock certificates will not be issued.  Instead, your ownership of shares will be reflected in your account records with the Funds.  All requests received in good order before 4 p.m. Eastern time will be processed on that same day.  Requests received after 4 p.m. will receive the next business day’s NAV.